Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

FEBRUARY 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SELECTED DEBTOR BALANCE SHEETS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: March 17, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation — Schedule of Professional Fee and Expense Disbursements	6
Schedule of Professional Fee and Expense Disbursements	7

LB Somerset LLC
Basis of Presentation	8
Balance Sheet	9

LB Somerset Preferred LLC
Basis of Presentation	10
Balance Sheet	11

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/5/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)          On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009.  On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTORS AND OTHER CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FEBRUARY 1, 2010 TO FEBRUARY 28, 2010

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This Monthly Operating Report, (“MOR”), is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.    This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.    This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.    The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.    Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.    Beginning and ending cash balances exclude cash that has been posted as collateral for derivatives hedging activity.

6.    Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), Lehman Brothers Trust Company N.A., and Lehman Brothers Trust Company of Delaware.

7.    Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

8.    Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements

February 1, 2010 - February 28, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

		Beginning Cash &						Ending Cash &
	Filing	Investments					FX	Investments
Legal Entity	Date	(2/1/10)	Receipts		Disbursements		Fluctuation (a)	(2/28/10) (b)
Lehman Brothers Holdings Inc.	9/15/2008	$2,927	$264	(c)	$(477	)(d)(e)	$(5)	$2,709
LB 745 LLC	9/16/2008	—	—		—		—	—
Lehman Brothers Special Financing Inc. (“LBSF”)	10/3/2008	5,585	417		(46	)(f)	(4)	5,952
Lehman Brothers Commodity Services Inc. (“LBCS”)	10/3/2008	1,210	11		—		—	1,221
Lehman Brothers OTC Derivatives Inc (“LOTC”)	10/3/2008	167	1		—		—	168
Lehman Commercial Paper Inc. (“LCPI”)	10/5/2008	3,758	346	(g)	(1,264)	(d)(g)	(5)	2,836
Lehman Brothers Commercial Corporation (“LBCC”)	10/5/2008	489	1		—		—	490
Lehman Brothers Derivative Products Inc. (“LBDP”)	10/5/2008	387	—		(2	)(h)	—	386
Lehman Brothers Financial Products Inc (“LBFP”)	10/5/2008	425	1		—		—	427
CES Aviation LLC	10/5/2008	—	—		—		—	—
CES Aviation V LLC	10/5/2008	—	—		—		—	—
CES Aviation IX LLC	10/5/2008	—	—		—		—	—
East Dover Limited	10/5/2008	—	—		—		—	—
Lehman Scottish Finance L.P.	10/5/2008	2	—		—		—	2
Luxembourg Residential Properties Loan Finance (“LRPL”)	1/7/2009	7	—		—		—	7
BNC Mortgage LLC	1/9/2009	—	—		—		—	—
LB Rose Ranch LLC	2/9/2009	1	—		—		—	1
Structured Asset Securities Corporation (“SASCO”)	2/9/2009	—	—		—		—	—
LB 2080 Kalakaua Owners LLC	4/23/2009	—	—		—		—	—
Merit LLC	12/14/2009	—	—		—		—	—
LB Somerset LLC	12/22/2009	—	—		—		—	—
LB Preferred Somerset LLC	12/22/2009	—	—		—		—	—
Debtor Cash and Investment Flows (i)		14,959	$1,040		$(1,788)		$(13)	14,198
Non-Debtor Cash and Investment Balances (j)		2,595						2,577
Total Cash and Investment Balances		$17,554						$16,775

Notes:

(a)	Reflects fluctuation in value in foreign currency bank accounts.
(b)

Ending Cash and Investment balances include approximately $2.4 billion associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or non-Debtor subsidiaries. These amounts are preliminary and estimated as follows: Debtors - LBHI $245 million, LBSF $328 million, LBCS $37 million, LCPI $1.7 billion, LBCC $5 million, Lehman Scottish Finance $2 million; and non-Debtors $40 million, and are subject to adjustment. Ending Cash and Investment balances also exclude approximately $447 million of cash posted as collateral for derivative hedging activity; broken down as follows: LBSF $422 million, LBFP $15 million, and LBCS $10 million. Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

(c)

Includes $127 million of receipts from Aurora Bank associated with the repayment of court approved repo financing facility. On 2/28/10, there was $50 million outstanding on the repo facilty with Aurora Bank.

(d)	Disbursements include $197 million from LBHI and $1.1 billion from LCPI for court approved Bankhaus settlement.
(e)	Reflects ordinary course outflows and other court approved disbursements; including $177 million to Aurora Bank for court approved repo financing facility.
(f)	Includes $42 million posted as collateral for court approved hedging activity.
(g)	LCPI, as a loan administrative agent, receives and distributes principal and interest to syndicated loan particpants.
(h)	Reflects $2 million transferred to LBSF for a wire transfer sent to LBDP in error by a counterparty in August 2009.
(i)	Represents cash and investment flows for all Debtor bank accounts globally. Includes bank accounts managed and reconciled by both Lehman U.S. and foreign operations.
(j)	Represents cash and investment balances for all Non-Debtor bank accounts globally. Includes bank accounts managed and reconciled by both Lehman U.S. operations and foreign operations.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO FEBRUARY 28, 2010

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”).  The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Security Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”.  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.  The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This Monthly Operating Report, (“MOR”), is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.    This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.    This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.    The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee and Expense Disbursements (a)

February 2010

Unaudited ($ in thousands)

			Filing Date
		Feb-10	Through Feb-10 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$13,676	$246,657
Kelly Matthew Wright	Art Consultant and Auctioneer	—	47
Natixis Capital Markets Inc.	Derivatives Consultant	—	8,121
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	496	9,613
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	110	2,767
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	615	14,411
Discover Ready LLC	eDiscovery Services	—	4,812
Ernst & Young LLP	Audit and Tax Services	13	1,380
Hudson Global Resources	Contract Attorneys	—	1,928
Huron Consulting	Tax Services	—	2,007
Jones Day	Special Counsel - Asia and Domestic Litigation	1,839	18,140
Lazard Freres & Co.	Investment Banking Advisor	1,122	18,651
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	—	3,429
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	55	716
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	166	2,055
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	—	2,143
Weil Gotshal & Manges LLP	Lead Counsel	8,032	157,535
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	151	1,151
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—	6,514
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	1,744	24,141
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	332	6,358
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	—	42,371
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	—	5,393
Richard Sheldon, Q.C.	Special Counsel - UK	—	74
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	3,399	33,252
Jenner & Block LLP	Examiner	3,657	42,046
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	—	568
Brown Greer Plc	Fee and Expense Analyst	47	134
Total Non-Ordinary Course Professionals		35,454	656,415
Debtors - Ordinary Course Professionals		937	21,442
US Trustee Quarterly Fees		141	624
Total Professional Fees and UST Fees		$36,532	$678,481

(a)        All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)        The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of February 2010.  The figures do not include accruals.

LB SOMERSET LLC

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF DECEMBER 21, 2009

The information and data included in this report are derived from sources available to LB Somerset LLC (the “Company”), an indirect subsidiary of  Lehman Brothers Holdings Inc. (“LBHI”), which has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but notes that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in LBHI’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.     This MOR does not reflect normal period-end adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each period-end accounting period.

b.     All information is as of December 21, 2009, unless otherwise indicated.

c.     This MOR does not include explanatory footnotes and other disclosures required under GAAP.

d.     This MOR is not presented in a GAAP-based SEC reporting format.

e.     Certain items presented in this MOR remain under continuing review and may be accounted for differently in future monthly reports.

f.      In preparation of this MOR, in certain cases the Company has relied on certain financial information related to the Debtors and their financial condition provided by one or more third parties. Such information has not been verified in any manner.

g.     Investment in Somerset Associates, LLC, the parent of Somerset Properties SPE, LLC which owns real estate properties, is recorded at fair value, which as of the date of the filing is zero. Fair value is determined by a valuation model based on the net present value of estimated cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

h.     This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtor’s estate which might be allocated to the Company in future monthly reports.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.     This MOR does not reflect off-balance sheet commitments and other agreements, contingencies and guarantees made by the Company prior to the Debtors’ Chapter 11 cases.

LB SOMERSET LLC

Balance Sheet (Unaudited)

December 21, 2009

(in thousands)

Assets
Investment in Somerset Associates, LLC, at fair value	$-
Total Assets	$-

Liabilities and Member’s Deficit
Payable to PAMI, LLC	$7,468
Accrued Expenses	26
Total Liabilities	7,494
Total Member’s Deficit	(7,494)
Total Liabilities and Member’s Deficit	$-

LB PREFERRED SOMERSET LLC

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF DECEMBER 21, 2009

The information and data included in this report are derived from sources available to LB Preferred Somerset LLC (the “Company”), an indirect subsidiary of  Lehman Brothers Holdings Inc. (“LBHI”), which has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but notes that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in LBHI’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.               This MOR does not reflect normal period-end adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each period-end accounting period.

b.              All information is as of December 21, 2009, unless otherwise indicated.

c.               This MOR does not include explanatory footnotes and other disclosures required under GAAP.

d.              This MOR is not presented in a GAAP-based SEC reporting format.

e.               Certain items presented in this MOR remain under continuing review and may be accounted for differently in future monthly reports.

f.                 In preparation of this MOR, in certain cases the Company has relied on certain financial information related to the Debtors and their financial condition provided by one or more third parties. Such information has not been verified in any manner.

g.              The Company recorded a receivable for the dividends earned on the preferred equity of Somerset Associates, LLC (“Somerset Associates”) not received. Due to the Company’s assessment of its ability to collect, the Company has fully reserved the receivable balance.

h.              Investment in Somerset Associates, the parent of Somerset Properties SPE, LLC which owns real estate properties, is recorded at fair value, which as of the date of the filing is zero. Fair value is determined by a valuation model based on the net present value of estimated cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

i.                  Under the terms of the Somerset Associates Limited Liability Company Agreement (the “Agreement”), the Company received requests to fund renovations to the real estate properties owned and working capital in exchange for preferred equity. The Company had total commitments under the Agreement of $14,546,276 of which $10,043,818 was funded to date. The Company has recorded a liability for $2,123,660 representing the amount submitted of $2,584,200 less the amount of $460,540 which was unapproved due to the Company’s assessment of non-compliance with the Agreement.

j.                  This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtor’s estate which might be allocated to the Company in future monthly reports.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               This MOR does not reflect off-balance sheet commitments and other agreements, contingencies and guarantees made by the Company prior to the Debtors’ Chapter 11 cases.

LB PREFERRED SOMERSET LLC

Balance Sheet  (Unaudited)

December 21, 2009

(in thousands, unless noted otherwise)

Assets
Receivable - Preferred Dividends, net of reserve of $2.0 million	$-
Investment in Somerset Associates, LLC, at fair value	-
Total Assets	$-

Liabilities and Member’s Deficit
Payable to Somerset Associates, LLC	$2,124
Payable to PAMI, LLC	9,657
Accrued Expenses	64
Total Liabilities	11,844
Total Member’s Deficit	(11,844)
Total Liabilities and Member’s Deficit	$-